KeyCorp Third Quarter 2011 Earnings Review October 20, 2011 Beth E. Mooney Chairman and Chief Executive Officer Jeffrey B. Weeden Chief Financial Officer Exhibit 99.2

PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995 FORWARD-LOOKING STATEMENT DISCLOSURE
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, including statements about Key’s financial condition, results of operations, earnings outlook, asset quality trends and profitability.  Forward-looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of
Key’s control.  Key’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements.  Factors that could cause Key’s actual results to differ materially from those described in the forward-looking statements can be found in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2010, and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2011 and
June 30, 2011, which have been filed with the Securities and Exchange Commission and are available on Key’s website
(www.key.com/ir) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date.  Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Positive momentum in financial results
Continued improvement in credit quality
Well controlled expenses - driving to create positive operating leverage
Inflection point for loan portfolio
Momentum in the business – new client acquisition and growth
Investing in the business
Growing the
Franchise
Maintained strong balance sheet and moderate risk profile
Disciplined approach to capital deployment to maximize shareholder value
Positioned to meet Basel III requirements
Execution of
Business Plan
Investor Highlights – Third Quarter 2011
Strategic statement:  Key grows by building enduring relationships through client-focused solutions and extraordinary service
Disciplined
Capital
Management

(a)  Continuing operations, unless otherwise noted
(b)  Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts)
divided by period-end consolidated total deposits (excluding deposits in foreign office)
Executing Business Plan:  Progress on Targets for Success
Improve funding mix
Focus on risk-adjusted returns
Grow client relationships
Leverage Key’s total client solutions and
cross-selling capabilities
>3.50% 3.09% Net interest margin
Growing high
quality, diverse
revenue streams
>40% 47%
Noninterest income
to total revenue
Improve efficiency and effectiveness
Leverage technology
Change cost base to more variable from fixed
60-65% 67% Efficiency ratio
Creating positive
operating
leverage
Execute our client insight-driven relationship
model
Lower credit costs
Improved funding mix with lower cost core
deposits
1.00-1.25% 1.14% Return on average assets
Executing our
strategies
Focus on relationship clients
Exit noncore portfolios
Limit concentrations
Focus on risk-adjusted returns
40-50 bps .90% NCOs to average loans
Returning to a
moderate risk
profile
Improve risk profile of loan portfolio and grow
relationships
Improve deposit mix and grow deposit base
90-100% 86% Loan to deposit ratio
(b)
Core funded
Action Plans Targets
KEY
3Q11
KEY Metrics
(a)
KEY Business
Model

5 Financial Review

Financial Summary – Third Quarter 2011
Capital
(b)
Asset Quality
(a)
Financial
Performance
(a)
Metrics
TE = Taxable equivalent, EOP = End of Period
(a)  From continuing operations
(b)  From consolidated operations
(c)  9-30-11 ratios are estimated
3Q11 2Q11 3Q10
Income from continuing operations attributable to Key $.24 $.26 $.19 common shareholders
Net interest margin (TE) 3.09% 3.19% 3.35%
Return on average total assets 1.14 1.23 .93
Tier 1 common equity
(c)
11.34% 11.14% 8.61%
Tier 1 risk-based capital
(c)
13.55 13.93 14.30
Tangible common equity to tangible assets 9.82 9.67 8.00
Book value per common share $10.09 $9.88 $9.54
Net loan charge-offs to average loans .90% 1.11% 2.69%
NPLs to EOP portfolio loans 1.64 1.76 2.67
NPAs to EOP portfolio loans + OREO + Other NPAs 1.89 1.98 3.48
Allowance for loan losses to period-end loans 2.35 2.57 3.81
Allowance for loan losses to NPLs 143.53 146.08 142.64

Loan portfolio at inflection point as period-end
loans grew during the third quarter
Period-end Commercial, Financial and Agricultural
loans increased by 5.7% in 3Q11, while average
balances grew 2.7% from the prior quarter
Commercial Real Estate loans continued to
decline, but at a slower pace
Slower run-off in exit portfolio and focus on
targeted segments positions Key for future loan
growth
$0
$10
$20
$30
$40
$50
$60
3Q10 4Q10 1Q11 2Q11 3Q11
Stabilizing Loan Portfolio
$ in billions
Highlights Average Commercial, Financial & Agricultural Loans
CF&A loans
Utilization rate
Quarterly % Change in Average CF&A Loans Average Loans
Exit Portfolios Home Equity & Other
CF&A & Leasing Commercial Real Estate
$ in billions
$52.6
$50.8
$49.3
$48.5
$17.4
$16.9
$16.3
$16.6
$16.9
44.4%
43.4%
43.2%
42.9%
42.7%
$0
$5
$10
$15
$20
3Q10 4Q10 1Q11 2Q11 3Q11
30%
40%
50%
60%
(9.7)%
(10.3)%
(5.2)%
(5.7)%
(4.4)%
(1.5)%
3.7%
2.7%
(2.3)%
(12.0)%
(8.0)%
(4.0)%
.0%
4.0%
8.0%
3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
$48.0

Non-time deposits increased by 7%

CDs decreased by 32%

$11.7
$12.4
$13.6
$15.0
$17.3
2.69%
2.66%
2.82%
2.60%
2.59%
$0
$5
$10
$15
$20
3Q10 4Q10 1Q11 2Q11 3Q11
.00%
1.00%
2.00%
3.00%
4.00%
5.00%
$43.6
$45.8
$45.4 $45.3
$46.5
.15%
.17%
.21%
.18%
.18%
$20
$30
$40
$50
3Q10 4Q10 1Q11 2Q11 3Q11
.00%
.10%
.20%
.30%
86%
85%
85%
81% 80%
0%
25%
50%
75%
100%
3Q10 4Q10 1Q11 2Q11 3Q11
Improving Deposit Mix
Highlights Average Non-time Deposits
(a)
Higher cost CDs continue to decline, while lower
cost deposits have remained strong
Improved funding mix has reduced the cost of
deposits
Total CD maturities and average cost
– 2011: $2.5 billion at 1.23%
– 2012: $5.7 billion at 2.44%
– 2013 & beyond: $2.9 billion at 3.82%
Average CD Balances
$ in billions
$ in billions
(a)  Excludes time deposits and deposits in foreign office
(b)  Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts) divided by period-end consolidated total deposits (excluding deposits in foreign office)
Loan to Deposit Ratio
(b)
Continuing operations Discontinued operations
90%
92%
91%
Cost of non-time deposits
Non-time deposits
Average rate on CDs Total average CDs
86%
86%

$914
$950
$1,089
1.64%
1.76%
1.82%
2.13%
2.67%
$0
$500
$1,000
$1,500
$2,000
3Q10 4Q10 1Q11 2Q11 3Q11
0.00%
1.00%
2.00%
3.00%
4.00%
$1,801
$1,338
$1,131
$1,230
$1,372
$1,604
$1,957
3.20%
2.83%
3.81%
2.57%
2.35%
$0
$500
$1,000
$1,500
$2,000
3Q10 4Q10 1Q11 2Q11 3Q11
0.0%
2.0%
4.0%
6.0%
143.5%
146.1%
155.0%
150.2%
142.6%
0%
50%
100%
150%
200%
3Q10 4Q10 1Q11 2Q11 3Q11
$10
$357
$256
$193
$134
$109
$(8)
$(40)
$(97)
$94
2.69%
2.00%
1.11%
.90%
1.59%
-$100
$0
$100
$200
$300
$400
3Q10 4Q10 1Q11 2Q11 3Q11
-1.0%
.0%
1.0%
2.0%
3.0%
4.0%
Nonperforming Assets Net Charge-offs & Provision for Loan Losses
NPLs
NPLs to period-end loans
NCOs Provision for loan losses NCOs to average loans
Allowance for Loan Losses Allowance to Nonperforming Loans
Allowance for loan losses ALLL to period-end loans
$ in millions
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Continued Improvement in Asset Quality

Total Revenue
TE = Taxable equivalent
$ in millions
Continuing Operations
Net interest margin
Net interest income
Highlights Net Interest Margin (TE) Trend
Net interest income and NIM impacted by:
– Low interest rate environment
– Higher levels of short-term investments
– Excess liquidity
New client acquisition and execution of
relationship-based model provide opportunities
to grow noninterest income
Noninterest Income and % of Total Revenue
Noninterest income
Noninterest income to
total revenue
$ in millions
$555
$570
$604
$635 $647
3.31% 3.25%
3.35%
3.19%
3.09%
$0
$150
$300
$450
$600
$750
3Q10 4Q10 1Q11 2Q11 3Q11
0.00%
2.00%
4.00%
6.00%
$486
$526
$457
$454
$483
46.5%
44.3%
42.9%
43.1%
45.3%
$0
$200
$400
$600
3Q10 4Q10 1Q11 2Q11 3Q11
30.0%
40.0%
50.0%
60.0%

$359 $365
$371 $380
$382
$377
$379
$330
$300
$310
$0
$200
$400
$600
$800
3Q10 4Q10 1Q11 2Q11 3Q11
Focused Expense Management
Noninterest Expense
Personnel expense
$ in millions
Highlights
Noninterest expense increased by $12 million
compared to 2Q11
– Decreased credit for losses on lending-
related commitments
– Increased marketing expense
Continued focus on expense management
Average FTEs
Non-personnel expense
$680
$701
$744
$736
15,973
15,349
15,772
16,436
15,665
15,584
15,424
15,301
15,490
14,000
15,000
16,000
17,000
18,000
3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
$692

$1,038
$692
$346
Total revenue Noninterest
expense
PPNR
3Q11 Pre-Provision Net Revenue Pre-Provision Net Revenue Trend
Pre-Provision Net Revenue (a) and ROAA (b)
(a)  Net interest income plus taxable-equivalent adjustment and noninterest income less noninterest expense
(b)  From continuing operations
Return on Average Assets
$ in millions
$ in millions
Noninterest
income
47%
Personnel
expense
55%
$397
$417
$360
$344
$346
$0
$100
$200
$300
$400
$500
3Q10 4Q10 1Q11 2Q11 3Q11
1.14%
1.23%
1.32%
1.53%
.93%
.00%
.50%
1.00%
1.50%
2.00%
3Q10 4Q10 1Q11 2Q11 3Q11
Net interest
income
53%
Non-personnel
expense
45%

Peer leading capital position supports growth
Positioned for successful transition to Basel III
Continued capital generation through execution
of strategy
Disciplined approach to capital management
Tier 1 Common Equity
(a)
Tangible Common Equity to Tangible Assets
Strong Capital Ratios
Highlights
Book Value per Share
9.82%
9.67%
8.00%
8.19%
9.16%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
3Q10 4Q10 1Q11 2Q11 3Q11
$10.09
$9.88
$9.54
$9.52
$9.58
$8.00
$8.50
$9.00
$9.50
$10.00
$10.50
3Q10 4Q10 1Q11 2Q11 3Q11
11.34% 11.14%
8.61%
9.34%
10.74%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
3Q10 4Q10 1Q11 2Q11 3Q11
(a) 9-30-11 ratio is estimated.

14 Appendix

3.19% 3.22%
3.21%
3.33%
3.19%
$0
$5
$10
$15
$20
$25
3Q10 4Q10 1Q11 2Q11 3Q11
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
$20.3
$21.3 $21.2
$19.0
$18.5
Average Total Investment Securities Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed of Agency or GSE backed:
GNMA, Fannie & Freddie
– No private label MBS or financial paper
Average portfolio maturity at 9/30/11: 2.3 years
Unrealized net gain of $648 million on available-
for-sale securities portfolio at 9/30/11
Mortgage paydowns in 3Q11 were $1.1 billion vs.
$942 million in 2Q11
3Q11 purchases classified as held-to-maturity
Securities to Total Assets
(a)
(a) Includes end of period held-to-maturity and available-for-sale securities
21.0%
21.1%
22.6%
23.9%
21.6%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
3Q10 4Q10 1Q11 2Q11 3Q11
Average yield
Average HTM securities

N/M = Not Meaningful
(a) Net charge-off amounts are annualized in calculation. NCO ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(b) 9-30-11 allowance by portfolio is estimated. Allowance/period loans ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
Credit Quality
Credit Quality by Portfolio
$ in millions
Period-end
loans
Average
loans
9/30/11 3Q11 3Q11 2Q11 3Q11 2Q11 9/30/11 6/30/11 9/30/11 9/30/11 9/30/11
Commercial, financial and agricultural $17,848 $17,381 $22 $36 .50% .85% $188 $213 $370 2.07% 196.81%
Commercial real estate:
Commercial mortgage 7,958 7,978 25 12 1.24 .57 237 230 305 3.83 128.69
Construction 1,456 1,545 8 24 2.05 5.47 93 131 87 5.98 93.55
Commercial lease financing 5,957 6,045 2 4 .13 .26 31 41 96 1.61 309.68
Real estate - residential mortgage 1,875 1,853 5 6 1.07 1.32 88 79 34 1.81 38.64
Home equity:
Key Community Bank 9,347 9,388 18 27 .76 1.15
102 101
110 1.18 107.84
Other 565 582 8 10 5.45 6.56
12 11
35 6.19 291.67
Consumer other— Key Community Bank
1,187 1,169 9 9 3.05 3.14 4 3 41 3.45 N/M
Consumer other:
Marine 1,871 1,928 11 4 2.26 .78 32 32 51 2.73 159.38
Other 131 139 1 2 2.85 5.49 1 1 2 1.53 200.00
Continuing total $48,195 $48,008 $109 $134 .90% 1.11% $788 $842 $1,131 2.35% 143.53%
Discontinued operations - education
lending business 5,984 6,171 31 32 3.93 4.02 22 21 115 3.65 N/M
Consolidated total $54,179 $54,179 $140 $166 1.09% 1.29% $810 $863 $1,246 2.43% 153.83%
Allowance /
period-end
loans
(b)
Allowance /
NPLs
Net loan
charge-offs
Net loan
charge-offs
(a)
/
average loans
Nonperforming
loans
Ending
allowance
(b)

Commercial Real Estate by Property Type and Geography
(a)   Nonresidential land and development loans
N/M = Not Meaningful
Commercial Real Estate Loans – 9/30/11
$ in millions
Geographic Region % of Commercial
West Southwest Central Midwest Southeast Northeast Total Total CRE Mortgage Construction
Nonowner-occupied :
Retail properties $338 $138 $220 $233 $386 $200 $1,515 16.1% $1,246 $269
Multifamily properties 228 143 191 275 328 240 1,405 14.9 1,021 384
Health facilities 189 6 163 115 207 175 855 9.1 805 50
Office buildings 116 65 77 102 60 251 671 7.1 559 112
Warehouses 229 - 44 107 77 82 539 5.7 509 30
Residential properties 52 19 37 70 52 62 292 3.1 96 196
Hotels/motels 60 - 23 6 84 43 216 2.3 174 42
Land and development
(a)
19 13 29 10 35 67 173 1.9 13 160
Manufacturing facilities 1 - 1 8 33 6 49 .5 49 -
Other 61 2 13 30 96 94 296 3.2 284 12
Total nonowner-occupied
1,293 386 798 956 1,358 1,220 6,011 63.9 4,756 1,255
Owner-occupied 1,375 36 312 772 129 779 3,403 36.1 3,202 201
Total $2,668 $422 $1,110 $1,728 $1,487 $1,999 $9,414
100.0
% $7,958 $1,456
Nonowner-occupied: September 30, 2011
Nonperforming loans $50 $49 $2 $39 $38 $50 $228 N/M $141 $87
90+ days past due - - - - - 8 8 N/M - 8
30-89 days past due 14 - 7 14 47 23 105 N/M 97 8
Nonowner-occupied: June 30, 2011
Nonperforming loans $53 $56 $6 $50 $51 $54 $270 N/M $149 $121
90+ days past due 22 - - 2 - 12 36 N/M 8 28
30-89 days past due 15 4 1 16 36 26 98 N/M 65 33

(a)  Nonresidential land and development loans
Commercial Real Estate
Commercial Real Estate Credit Quality
$ in millions
Period-end
loans
9-30-11 6-30-11 9-30-11 6-30-11 9-30-11 6-30-11
Retail properties $1,515 $1,578 $63 $66
-
$6
Multifamily properties 1,405 1,321 44 47 10 (1)
Health facilities 855 967 10 11
-
3
Office builldings 671 756 26 25 7 4
Warehouses 539 511 10 10
- -
Residential properties 292 388 49 69 13 9
Hotels/motels 216 267 4 5 1
-
173 198 6 18 (8) 6
Other CRE 345 335 16 19 5 4
Total nonowner-occupied 6,011 6,321 228 270 28 31
Owner-occupied 3,403 3,379 102 91 5 5
Total $9,414 $9,700 $330 $361 $33 $36
Nonperforming
loans charge-offs
Net loan
Land and development
(a)

(a)  Average LTVs are at origination.
Community Bank – Home Equity
Exit Portfolio – Home Equity
$ in millions, except average loan size
$ in millions, except average loan size
(a)
(a)
Home Equity Loans – 9/30/11
Vintage (% of Loans)
Loan
Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
% of Loans
LTV>90%
2010 and
2011 2009 2008 2007
2006 and
prior
Home equity loans and lines
First lien 25 $       23,215 $     747 33% .4% -           -       1% 24% 75%
Second lie 540        25,138        731 82       32.7        -           -       1      41    58
Total home equity loans and lines 565 $     25,047 $     731 80       31.2        -           -       1      40    59
Nonaccrual loans
First lien 1 $         19,951 $     714 35% -             -           -       -       11% 89%
Second lie 11          27,778        709 84       39.0% -           -       2% 37    61
Total home equity nonaccrual loans 12 $       27,152 $     710 82       36.7        -           -       2      35    63
Exit Portfolio - Home Equity
Third quarter net charge-offs 8 $         -           -       1% 44% 55%
Net loan charge-offs to average loans 5.45%
Vintage (% of Loans)
Loan
Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
% of Loans
LTV>90%
2010 and
2011 2009 2008 2007
2006 and
prior
Home equity loans and lines
First lien 4,927 $  58,180 $     751 66% .6% 19% 10% 11% 8% 52%
Second lien 4,420     44,903        750 75       3.4          14        8      18    17    43
Total home equity loans and lines 9,347 $  51,043 $     751 70       1.9          17        9      14    12    48
Nonaccrual loans
First lien 57 $       70,886 $     714 73% 1% 2% 3% 6% 16% 73%
Second lien 45          53,652        708 77       3.8          1          4      13    22    60
Total home equity nonaccrual loans 102 $     62,075 $     711 75       2.0          1          4      9      18    68
Community Bank - Home Equity
Third quarter net charge-offs 18 $       -           2% 18% 31% 49%
Net loan charge-offs to average loans .76%

$4,435
$4,736
$5,846
$5,388
$5,048
-$500
$1,000
$2,500
$4,000
$5,500
$7,000
3Q10 4Q10 1Q11 2Q11 3Q11
Exit Loan Portfolio Trend (Excluding Discontinued Operations)
Exit Loan Portfolio
$ in millions
$ in millions
Exit Loan Portfolio
Change
9-30-11 vs.
9-30-11 6-30-11 6-30-11 3Q11 2Q11 9-30-11 6-30-11
Residential properties – homebuilder $48 $62 $(14) $4 $1 $28 $33
Marine and RV floor plan
92 122 (30) 3 1 38 31
Commercial lease financing
(a)
1,728 1,826 (98) - 7 9 19
Total commercial loans 1,868 2,010 (142) 7 9 75 83
Home equity – Other 565 595 (30) 8 10 12 11
Marine 1,871 1,989 (118) 11 4 32 32
RV and other consumer 131 142 (11) 1 2 - -
Total consumer loans 2,567 2,726 (159) 20 16 44 43
Total exit loans in loan portfolio $4,435 $4,736 $(301) $27 $25 $119 $126
Discontinued operations - education
lending business (not included in exit loans above)
(b)
$5,984 $6,261 $(277) $31 $32 $22 $21
Balance on
Nonperforming
Status
Balance
Outstanding Charge-offs
Net Loan
(a)  Includes the business aviation, commercial vehicle, office products, construction and industrial leases, and Canadian lease financing portfolios; and all remaining balances related to lease in, lease out; sale in, sale out; service contract leases; and qualified technological equipment leases
(b)  Includes loans in Key’s consolidated education loan securitization trusts

Credit Quality Trends
Quarterly Change in Criticized Outstandings
(a) Delinquencies to Period-end Total Loans
(a) Loan and lease outstandings
.99%
.97%
.98%
.95%
1.29%
1.14%
1.14%
1.59%
1.72%
1.61%
1.87%
1.69%
1.17%
.24%
.25%
.32%
.48%
.30%
.45%
.78%
.56%
.60%
.82%
.62%
.57%
.42%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
30 – 89 days delinquent 90+ days delinquent
(10.2)%
(12.3)%
(11.2)%
(16.7)%
(14.3)%
(12.8)%
(1.0)%
(8.1)%
(2.0)%
2.8%
35.1%
41.5%
17.1%
-20%
-10%
0%
10%
20%
30%
40%
50%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11